EXHIBIT 23(a)
                                                                  -------------


                         Consent of Independent Auditors
                         -------------------------------


The Board of Directors
Electronic Data Systems Corporation:

We consent to the use of our reports incorporated herein by reference.



                                                   /s/ KPMG LLP


Dallas, Texas
October 28, 1999